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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 July 26, 1994
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                         UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



       TENNESSEE                     0-6919                    62-0859007
- - ------------------------          -------------          --------------------
(State of incorporation)          (Commission            (I.R.S. Employer
                                   File Number)           Identification No.)




                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE  38018
                    ----------------------------------------
                    (Address of principal executive offices)



      Registrant's telephone number, including area code: (901) 383-6000


                                  Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report).
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ITEM 5. OTHER INFORMATION

  Union Planters Corporation (the Corporation) has entered into a definitive agreement to acquire Grenada Sunburst System Corporation (GSSC). This acquisition is considered probable and meets the test for a significant subsidiary. Item 7 below presents the audited consolidated financial statements of GSSC as of and for the three years ended December 31, 1993, and the unaudited interim consolidated financial statements as of and for the three months ended March 31, 1994. Reference is also made to the Corporation's Current Report on Form 8-K dated May 19, 1994, as amended, which contains pro forma financial statements reflecting completed and pending acquisitions, and the Current Report on Form 8-K dated July 1, 1994, announcing the signing of a definitive agreement to acquire GSSC. The Current Report on Form 8-K dated May 19, 1994 has been amended to include GSSC in the pro forma information.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)  Exhibits

  (2)  Plan of Acquisition, Reorganization, Arrangement, Liquidation, or
       Succession

       (a) Agreement and Plan of Reorganization dated as of July 1, 1994 between Union Planters Corporation, GSSC Acquisition Company, Inc., Grenada Sunburst System Corporation, Sunburst Bank, Mississippi and Sunburst Bank

  23   Consents of Experts and Counsel

       (a) Consent of KPMG Peat Marwick to incorporate their opinion into various registration statements for benefit plans and dividend reinvestment plan

       (b) Consent of KPMG Peat Marwick to incorporate their opinion into this Current Report on Form 8-K dated July 26, 1994

  99 Additional Exhibits

  (a) Grenada Sunburst System Corporation and Subsidiaries Consolidated Financial Statements as of and for the Three Years Ended December 31, 1993

                                                               Page
                                                           ------------

       1.  Consolidated Balance Sheets as of
           December 31, 1993 and 1992                            1

       2.  Consolidated Statements of Income for the
           Years Ended December 31, 1993, 1992, and 1991         2

       3.  Consolidated Statements of Changes in
           Stockholders' Equity for the Years Ended
           December 31, 1993, 1992, and 1991                     3

       4.  Consolidated Statements of Cash Flows for
           the Years Ended December 31, 1993, 1992,
           and 1991                                              4

       5.  Notes to Consolidated Financial Statements            5




                                      2
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  (b)  Grenada Sunburst System Corporation and Subsidiaries Unaudited Interim
       Consolidated Financial Statements as of and for the Three Months Ended March 31, 1994
       and 1993

                                                                  Page
                                                              ------------

       1.  Consolidated Balance Sheets, March 31, 1994,
           December 31, 1993, and March 31, 1993                    1

       2.  Consolidated Statements of Income, Quarters
           Ended March 31, 1994 and 1993, and
           December 31, 1993                                        2

       3.  Consolidated Statements of Changes in
           Stockholders' Equity, Three Months Ended
           March 31, 1994 and 1993                                  3

       4.  Consolidated Statements of Cash Flows, Three
           Months Ended March 31, 1994 and 1993                     4

       5.  Notes to Consolidated Financial Statements               5


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                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Union Planters Corporation
                                              ---------------------------------
                                                         Registrant




Date:   July 26, 1994                                /s/ M. Kirk Walters
       ---------------                        ---------------------------------
                                                         M. Kirk Walters
                                              Senior Vice President, Treasurer,
                                                and Chief Accounting Officer



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